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                                    EXHIBIT A

         The undersigned agree that the Schedule 13D being filed on or about this date, together with all amendments thereto, with respect to shares of Common Stock of TransMontaigne Oil Company is being filed on behalf of each of them.

DATED:  June     , 1996

                      FIRST RESERVE CORPORATION

                      By:      /s/ Elizabeth C. Foley
                               --------------------------------
                               Name:  Elizabeth C. Foley
                               Title:  Treasurer

                      FIRST RESERVE SECURED ENERGY ASSETS
                      FUND, LIMITED PARTNERSHIP

                        By:  First Reserve Corporation,
                                   as Managing General Partner

                      By:      /s/ Elizabeth C. Foley
                               --------------------------------
                               Name:  Elizabeth C. Foley
                               Title:  Treasurer


                      FIRST RESERVE FUND V, LIMITED
                        PARTNERSHIP

                        By:  First Reserve Corporation,
                                   as Managing General Partner

                      By:      /s/ Elizabeth C. Foley
                               --------------------------------
                               Name:  Elizabeth C. Foley
                               Title:  Treasurer



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                      FIRST RESERVE FUND V-2, LIMITED
                        PARTNERSHIP

                        By:  First Reserve Corporation,
                                   a Managing General Partner

                      By:      /s/ Elizabeth C. Foley
                               --------------------------------
                               Name:  Elizabeth C. Foley
                               Title:  Treasurer

                      FIRST RESERVE FUND VI, LIMITED
                        PARTNERSHIP

                        By:  First Reserve Corporation,
                                   as Managing General Partner

                      By:      /s/ Elizabeth C. Foley
                               --------------------------------
                               Name:  Elizabeth C. Foley
                               Title:  Treasurer